UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2010

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 Other Matters

On March 15, 2010, Glacier Bancorp, Inc. (“Glacier”) announced that it has filed a prospectus supplement with the Securities and Exchange Commission for a firm commitment underwritten public offering of $110 million of common stock.  D. A. Davidson & Co. is the sole book-running manager in the offering, and Keefe, Bruyette & Woods, Inc., Sandler O’Neill + Partners, L.P. and Stifel, Nicolaus & Company, Inc. are co-managers.  Glacier will grant the underwriters a 30-day option to purchase up to an additional 15% of the shares sold to cover any over-allotments.

A copy of the press release is attached as an exhibit to this Report, and is incorporated by reference in its entirety

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements:     None

(b)  Pro Forma Financial Information:     None

(c)  Shell Company Transactions:     None

(d)           Exhibits.

99.1           Press Release dated March 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2010	GLACIER BANCORP, INC.

	By:	/s/ Michael J. Blodnick
President and Chief Executive Officer